UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: April 30

Date of reporting period: 4/30/2019

Item 1. Reports to Stockholders.

Annual Report	4/30/2019

Invesco

Oppenheimer

Real Estate Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Real Estate Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit oppenheimerfunds.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE NAREIT Equity REIT Index
1-Year	16.58%	9.88%	18.88%
5-Year	7.57	6.31	8.36
10-Year	14.25	13.58	15.10

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

3      INVESCO OPPENHEIMER REAL ESTATE FUND

Fund Performance Discussion

The Invesco Oppenheimer Real Estate Fund’s (the “Fund”) Class A shares (without sales charges) produced a 16.58% return for the period May 1, 2018 through April 30, 2019. On a relative basis, the Fund underperformed its benchmark, the FTSE/NAREIT Equity REIT Index (the “Index”), which produced a 18.88% return for the same period.

MARKET OVERVIEW

The past year was a period of market volatility, which included the U.S. REIT market. The Index had positive returns early in the year and outperformed the S&P 500. Investors responded to the uncertainty of the threat of trade wars with U.S. trading partners, taking more defensive positioning, which benefited the REIT sector. Investors reacted positively to REITs’ attractive yield, discounted valuation, merger and acquisition activity, and an improved earnings outlook. Equity markets turned negative in the fourth quarter, affected by global trade conflict, fears of a slowing economy, a slowing tech sector, and the government shutdown. Equity markets rallied in the first quarter of 2019, lifted by investor sentiment that central banks would hold interest rates at low levels, due to concerns that global growth is slowing. REITs outperformed broader equity markets, with broad gains across all sectors, but then retracted at the end of the fiscal year.

All property sectors ended the year with positive returns, and most had double-digit returns. The sectors with the highest returns in

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4      INVESCO OPPENHEIMER REAL ESTATE FUND

the period were Net Lease, Manufactured Homes, Health Care, and Apartments.

•	Net Lease. This defensive sector benefitted from concerns that too much Fed tightening might cause a macro economic slowdown. Investors preferred this sector, with longer-lease structures, when looking for less risk.
•	Manufactured Homes. Tenant demand in this sector was driven by the lack of affordable housing in the U.S. As a result, the sector has exhibited both strong internal and external growth.
•	Health Care. The driver of sector performance stemmed from announced transactions rather than strong fundamentals. While the skilled nursing industry continues to endure headwinds from wage inflation, several skilled nursing REITs were able to make progress on restructuring troubled tenant relationships, resulting in skilled nursing companies broadly outperforming the other sectors in the second quarter.
•	Apartments. The Apartment sector remains strong and rental trends are expected to improve over the course of the year. Sector fundamentals appear to have reached their lowest point and are beginning to show signs of inflection. Supply concerns appear to be easing in many key markets.
•	Hotels and Regional Malls had the lowest returns. Hotels, with the shortest lease terms, generally perform poorly during periods of market downturns. Mall REITS provided disappointing 2019 earnings guidance driven by a projected increase in store closings. Secular trends including store closings and the growth of ecommerce also contributed to weak performance.

FUND REVIEW

The Fund’s underperformance during this period relative to the Index can be attributed to the following:

•	Health Care. The Fund was underweight this sector during periods of strong performance. The sector outperformed the Index as noted above.
•	Industrial. The Fund was underweight this sector, which surged in the first quarter with the announcement of better than expected 2019 earnings guidance. Despite declining global trade, ecommerce continues to drive demand.
•	Data Centers. The Fund sold its overweight position in Digital Realty in the first quarter. Digital’s announced earnings guidance was below expectation and has not performed as well as its peers.

The Fund outperformed the Index in Regional Malls, Self Storage, and Net Lease.

•	Regional Malls. The Fund was underweight this sector, which had weak performance. As noted above, Malls underperformed the Index.
•	Self-Storage. The Fund was underweight this poorly-performing sector, which has been hampered by new supply that is expected to remain at elevated levels

5      INVESCO OPPENHEIMER REAL ESTATE FUND

through 2019. Owners are aggressively providing concessions in order to get space leased.
•	Net Lease. The Fund was overweight this sector, which outperformed relative to the Index, as noted above.

STRATEGY & OUTLOOK

We believe U.S. real estate fundamentals are sound, and we expect stable rent growth in most major markets. Supply is being kept in check in part by rising construction costs and a tight labor market.

If the U.S. economy shows sign of moderating in the second half, defensive sectors such as Net Lease and Health Care are expected to outperform the Index. Non-core sectors such as Single-Family Rentals and Data Centers should continue to provide opportunity in 2019.

U.S. GDP surprised to the upside with growth accelerating to a 3.2% annual pace in Q1, despite a slowing global economy, the U.S. government shutdown and Brexit uncertainty. The U.S. economy’s strength is a sharp contrast to softer conditions overseas as China’s “soft landing” reverberates through the export-oriented economies of Asia and Europe. Consumer and CEO sentiment dimmed a bit in Q1 following the government shutdown, and forecasts for 2019 have been trimmed accordingly. Looking forward, we see downside risks posed by trade tariffs and protectionist sentiment, Brexit concerns, and geopolitical tensions, but forecasters could be surprised again to the upside should the risk of trade war continue to fade.

Domestically, current performance is solid though the fading boost from last year’s fiscal stimulus and capacity constraints in the form of labor shortages will slow as the year progresses. Fourth quarter GDP growth was revised down to 2.2%, less than initially reported due to softer consumer and government spending.

Trade tariffs are impacting the manufacturing sector, with industrial production sliding in the first quarter and factory orders slipping recently. Trade policy represents a wild card to the near-term U.S. outlook. A meaningful resolution between the U.S. and China could boost growth this year. Business confidence slipped sharply in the fourth quarter and appears to have stabilized though at lower levels than seen late last year. The Conference Board CEO survey reports a reading of 43 in the first quarter; a value above 50 reflects more positive than negative responses.

Consumer sentiment surveys have been uneven recently though they have remained at relatively elevated levels. Similarly, core retail sales are steady though off last year’s pace. Vehicle sales peaked last year and were down 3% in the first quarter versus last year. Housing has cooled as well and appears unlikely to boost growth any time soon. Existing home sales are soft, down 5% in March 2019, and new home construction has slipped since the start of the year.

6      INVESCO OPPENHEIMER REAL ESTATE FUND

On a brighter note, the job market remains a stellar performer, averaging 180,000 new jobs monthly through March. Initial unemployment claims have fallen to a 50-year low and we expect unemployment to remain below 4% going into 2020. The Federal Reserve’s Beige Book of regional economic performance shows moderating job growth across the country with more employers reporting skilled labor shortages and widespread pressure on wages. With labor force participation at 63%, labor shortages will constrain growth in more markets this year.

In light of more mixed domestic economic indicators and weaker global growth prospects, the Federal Reserve has taken a stimulative stance. We anticipate no rate hikes in 2019 and believe the Fed plans to keep rates low through 2021. The Fed’s sharp turn towards easing, along with similar moves by central banks globally, seems to have defused recession fears that had increased throughout the first quarter. We believe this sets the stage for another year of growth in this record expansion.

David Wharmby, CFA Portfolio Manager

The Portfolio Manager is employed by the Fund’s sub-adviser, Barings LLC. The opinions of the Portfolio Manager do not necessarily reflect the opinions of OppenheimerFunds.

7      INVESCO OPPENHEIMER REAL ESTATE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Equity Residential	6.7%
Prologis, Inc.	6.0
AvalonBay Communities, Inc.	6.0
Boston Properties, Inc.	5.7
Welltower, Inc.	5.5
Equinix, Inc.	5.2
Mid-America Apartment Communities, Inc.	5.0
American Homes 4 Rent, Cl. A	4.9
Regency Centers Corp.	4.5
Kilroy Realty Corp.	4.1

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Residential REITs	28.1%
Retail REITs	16.9
Office REITs	12.3
Health Care REITs	11.4
Specialized REITs	10.5
Industrial REITs	9.2
Hotel & Resort REITs	5.5
Diversified REITs	3.6
Mortgage REITs	1.6
Investment Company	0.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2019, and are based on market value of total investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

8      INVESCO OPPENHEIMER REAL ESTATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	16.58%	7.57%	14.25%
Class C (ORECX)	10/1/03	15.72	6.77	13.39
Class I1 (OREIX)	8/28/12	17.10	8.04	8.62	[2]
Class R (ORENX)	10/1/03	16.34	7.31	13.96
Class Y (OREYX)	10/1/03	16.88	7.84	14.59

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	9.88%	6.31%	13.58%
Class C (ORECX)	10/1/03	14.72	6.77	13.39
Class I1 (OREIX)	8/28/12	17.10	8.04	8.62	[2]
Class R (ORENX)	10/1/03	16.34	7.31	13.96
Class Y (OREYX)	10/1/03	16.88	7.84	14.59

1. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

2. Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any.

The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index consists of certain companies that own and operate income-producing real estate that have 75% or more of their respective gross invested assets in the equity or mortgage debt of commercial properties. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of

9      INVESCO OPPENHEIMER REAL ESTATE FUND

the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2019, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Invesco Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Invesco Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      INVESCO OPPENHEIMER REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      INVESCO OPPENHEIMER REAL ESTATE FUND

Actual	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During 6 Months Ended April 30, 2019
Class A	$ 1,000.00	$ 1,125.40	$ 7.08
Class C	1,000.00	1,121.10	11.05
Class I	1,000.00	1,128.10	4.92
Class R	1,000.00	1,124.30	8.41
Class Y	1,000.00	1,126.90	5.76

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.15	6.73
Class C	1,000.00	1,014.43	10.49
Class I	1,000.00	1,020.18	4.67
Class R	1,000.00	1,016.91	7.98
Class Y	1,000.00	1,019.39	5.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2019 are as follows:

Class	Expense Ratios
Class A	1.34%
Class C	2.09
Class I	0.93
Class R	1.59
Class Y	1.09

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      INVESCO OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 30, 2019

	Shares	Value
Common Stocks—99.0%
Financials—99.0%
Real Estate Investment Trusts (REITs)—99.0%
Diversified REITs—3.6%
STORE Capital Corp.	1,100,750	$36,676,990
Health Care REITs—11.4%
Medical Properties Trust, Inc.	1,204,650	21,033,189
National Health Investors, Inc.	203,909	15,380,856
Physicians Realty Trust	1,302,920	23,530,735
Welltower, Inc.	761,857	56,781,202

		116,725,982
Hotel & Resort REITs—5.5%
Host Hotels & Resorts, Inc.	1,793,530	34,507,517
Park Hotels & Resorts, Inc.	686,751	22,030,972

		56,538,489
Industrial REITs—9.1%
First Industrial Realty Trust, Inc.	902,604	31,834,843
Prologis, Inc.	811,498	62,217,552

		94,052,395
Mortgage REITs—1.6%
New Residential Investment Corp.	994,850	16,723,429
Office REITs—12.3%
Boston Properties, Inc.	424,719	58,449,829
Cousins Properties, Inc.	2,708,980	25,924,939
Kilroy Realty Corp.	548,044	42,150,064

		126,524,832
Residential REITs—28.1%
American Homes 4 Rent, Cl. A	2,078,160	49,834,277
AvalonBay Communities, Inc.	308,650	62,017,044
Equity Residential	900,420	68,810,096
Invitation Homes, Inc.	1,313,400	32,651,124
Mid-America Apartment Communities, Inc.	472,110	51,653,555
UDR, Inc.	527,410	23,707,080

		288,673,176
Retail REITs—16.9%
Agree Realty Corp.	449,350	29,418,944

	Shares	Value
Retail REITs (Continued)
National Retail Properties, Inc.	791,800	$41,664,516
Regency Centers Corp.	694,769	46,667,634
Simon Property Group, Inc.	181,087	31,454,812
Weingarten Realty Investors	847,680	24,531,859

		173,737,765
Specialized REITs—10.5%
Equinix, Inc.	118,220	53,754,634
Gaming & Leisure Properties, Inc.	564,795	22,806,422
VICI Properties, Inc.	1,389,870	31,689,036

		108,250,092

Total Common Stocks (Cost $825,852,447)		1,017,903,150

Investment Company—0.9%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%(Cost $8,871,553)[1,2]	8,871,553	8,871,553
Total Investments, at Value (Cost $834,724,000)	99.9%	1,026,774,703
Net Other Assets (Liabilities)	0.1	1,070,912

Net Assets	100.0%	$1,027,845,615

13      INVESCO OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2018	Gross Additions	Gross Reductions	Shares April 30, 2019
Investment Companies
Money Market Funds
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	220,838	343,542,626	334,891,911	8,871,553

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Companies
Money Market Funds
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$ 8,871,553	$ 225,609	$ —	$ —

a. Prior to May 24, 2019, this fund was named Oppenheimer Institutional Government Money Market Fund.

2. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2019

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $825,852,447)	$1,017,903,150
Affiliated companies (cost $8,871,553)	8,871,553
1,026,774,703
Cash	1,000,005
Receivables and other assets:
Shares of beneficial interest sold	879,829
Dividends	631,058
Other	67,105
Total assets	1,029,352,700

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,266,399
Distribution and service plan fees	112,388
Trustees’ compensation	65,091
Shareholder communications	13,261
Other	49,946
Total liabilities	1,507,085

Net Assets	$1,027,845,615

Composition of Net Assets
Par value of shares of beneficial interest	$39,642
Additional paid-in capital	832,263,401
Total distributable earnings	195,542,572
Net Assets	$1,027,845,615

15      INVESCO OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $385,380,793 and 14,899,936 shares of beneficial interest outstanding)	$25.86

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.44

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $74,559,372 and 2,972,638 shares of beneficial interest outstanding)	$25.08

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $331,804,889 and 12,690,926 shares of beneficial interest outstanding)	$26.15

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $87,702,927 and 3,410,010 shares of beneficial interest outstanding)	$25.72

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $148,397,634 and 5,668,563 shares of beneficial interest outstanding)	$26.18

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER REAL ESTATE FUND

STATEMENT OF

OPERATIONS For the Year Ended April 30, 2019

Investment Income
Dividends:
Unaffiliated companies	$29,302,315
Affiliated companies	225,609
Interest	24,037
Total investment income	29,551,961

Expenses
Management fees	8,781,613
Distribution and service plan fees:
Class A	930,533
Class B1	240
Class C	739,514
Class R	430,805
Transfer and shareholder servicing agent fees:
Class A	747,784
Class B1	47
Class C	144,604
Class I	83,888
Class R	168,594
Class Y	318,623
Shareholder communications:
Class A	16,793
Class C	3,991
Class I	2,747
Class R	1,935
Class Y	2,246
Borrowing fees	29,238
Trustees’ compensation	14,903
Custodian fees and expenses	7,275
Other	77,449
Total expenses	12,502,822
Less waivers and reimbursements of expenses	(54,149)
Net expenses	12,448,673

Net Investment Income	17,103,288
Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	41,981,257
Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	92,901,619
Net Increase in Net Assets Resulting from Operations	$151,986,164

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2019	Year Ended April 30, 2018[1]
Operations
Net investment income	$17,103,288	$15,815,330
Net realized gain	41,981,257	41,385,917
Net change in unrealized appreciation/(depreciation)	92,901,619	(87,032,868)

Net increase (decrease) in net assets resulting from operations	151,986,164	(29,831,621)

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(17,648,096)	(21,629,303)
Class B2	—	(100,020)
Class C	(2,965,844)	(3,709,812)
Class I	(14,549,476)	(12,185,029)
Class R	(3,789,437)	(4,298,649)
Class Y	(7,705,444)	(12,196,600)

Total dividends and distributions declared	(46,658,297)	(54,119,413)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(45,581,773)	(120,028,542)
Class B2	(565,138)	(4,345,197)
Class C	(9,283,918)	(22,290,555)
Class I	59,300,101	46,431,291
Class R	(7,984,014)	(10,323,217)
Class Y	(48,756,307)	(45,477,121)

Total beneficial interest transactions	(52,871,049)	(156,033,341)

Net Assets
Total increase (decrease)	52,456,818	(239,984,375)
Beginning of period	975,388,797	1,215,373,172

End of period	$1,027,845,615	$975,388,797

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2–New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$23.25	$25.06	$27.13	$28.23	$26.11
Income (loss) from investment operations:
Net investment income[2]	0.40	0.34	0.18	0.43	0.27
Net realized and unrealized gain (loss)	3.36	(0.98)	1.03	1.07	3.55

Total from investment operations	3.76	(0.64)	1.21	1.50	3.82
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.27)	(0.61)	(0.56)	(0.48)
Distributions from net realized gain	(0.63)	(0.90)	(2.67)	(2.04)	(1.22)

Total dividends and/or distributions to shareholders	(1.15)	(1.17)	(3.28)	(2.60)	(1.70)
Net asset value, end of period	$25.86	$23.25	$25.06	$27.13	$28.23

Total Return, at Net Asset Value[3]	16.58%	(2.77)%	4.59%	5.93%	14.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$385,381	$390,100	$543,858	$579,488	$638,707
Average net assets (in thousands)	$383,417	$461,402	$600,337	$576,678	$589,603
Ratios to average net assets:[4]
Net investment income	1.65%	1.37%	0.66%	1.59%	0.97%
Expenses excluding specific expenses listed below	1.35%	1.45%	1.43%	1.43%	1.42%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.35%	1.45%	1.43%	1.43%	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.34%	1.33%	1.33%	1.32%
Portfolio turnover rate	72%	84%	114%	85%	60%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2019	1.35%
Year Ended April 30, 2018	1.45%
Year Ended April 30, 2017	1.43%
Year Ended April 29, 2016	1.43%
Year Ended April 30, 2015	1.42%

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$22.58	$24.39	$26.48	$27.61	$25.57
Income (loss) from investment operations: Net investment income (loss)[2]	0.21	0.15	(0.02)	0.22	0.05
Net realized and unrealized gain (loss)	3.26	(0.96)	1.01	1.05	3.48

Total from investment operations	3.47	(0.81)	0.99	1.27	3.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.10)	(0.41)	(0.36)	(0.27)
Distributions from net realized gain	(0.63)	(0.90)	(2.67)	(2.04)	(1.22)

Total dividends and/or distributions to shareholders	(0.97)	(1.00)	(3.08)	(2.40)	(1.49)
Net asset value, end of period	$25.08	$22.58	$24.39	$26.48	$27.61

Total Return, at Net Asset Value[3]	15.72%	(3.51)%	3.82%	5.14%	13.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,559	$75,956	$104,929	$120,654	$129,009
Average net assets (in thousands)	$74,145	$90,823	$119,534	$119,652	$115,951
Ratios to average net assets:[4]
Net investment income (loss)	0.90%	0.61%	(0.08)%	0.82%	0.18%
Expenses excluding specific expenses listed below	2.11%	2.21%	2.18%	2.18%	2.17%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	2.11%	2.21%	2.18%	2.18%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.10%	2.10%	2.08%	2.08%	2.07%
Portfolio turnover rate	72%	84%	114%	85%	60%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2019	2.11%
Year Ended April 30, 2018	2.21%
Year Ended April 30, 2017	2.18%
Year Ended April 29, 2016	2.18%
Year Ended April 30, 2015	2.17%

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$23.49	$25.32	$27.38	$28.47	$26.32
Income (loss) from investment operations: Net investment income[2]	0.51	0.44	0.26	0.54	0.42
Net realized and unrealized gain (loss)	3.40	(0.98)	1.08	1.10	3.56

Total from investment operations	3.91	(0.54)	1.34	1.64	3.98
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.62)	(0.39)	(0.73)	(0.69)	(0.61)
Distributions from net realized gain	(0.63)	(0.90)	(2.67)	(2.04)	(1.22)

Total dividends and/or distributions to shareholders	(1.25)	(1.29)	(3.40)	(2.73)	(1.83)
Net asset value, end of period	$26.15	$23.49	$25.32	$27.38	$28.47

Total Return, at Net Asset Value[3]	17.10%	(2.37)%	5.04%	6.41%	15.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$331,805	$242,465	$215,127	$172,681	$153,137
Average net assets (in thousands)	$279,819	$224,650	$206,215	$147,821	$153,143
Ratios to average net assets:[4]
Net investment income	2.07%	1.79%	0.97%	1.96%	1.47%
Expenses excluding specific expenses listed below	0.94%	1.02%	0.99%	0.99%	0.98%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.94%	1.02%	0.99%	0.99%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.92%	0.89%	0.89%	0.88%
Portfolio turnover rate	72%	84%	114%	85%	60%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2019	0.94%
Year Ended April 30, 2018	1.02%
Year Ended April 30, 2017	0.99%
Year Ended April 29, 2016	0.99%
Year Ended April 30, 2015	0.98%

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$23.12	$24.94	$27.01	$28.11	$26.01
Income (loss) from investment operations: Net investment income[2]	0.34	0.27	0.11	0.36	0.20
Net realized and unrealized gain (loss)	3.34	(0.98)	1.03	1.07	3.53

Total from investment operations	3.68	(0.71)	1.14	1.43	3.73
Dividends and/or distributions to shareholders: Dividends from net investment income	(0.45)	(0.21)	(0.54)	(0.49)	(0.41)
Distributions from net realized gain	(0.63)	(0.90)	(2.67)	(2.04)	(1.22)

Total dividends and/or distributions to shareholders	(1.08)	(1.11)	(3.21)	(2.53)	(1.63)
Net asset value, end of period	$25.72	$23.12	$24.94	$27.01	$28.11

Total Return, at Net Asset Value[3]	16.34%	(3.06)%	4.34%	5.68%	14.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,703	$86,491	$103,838	$112,028	$112,993
Average net assets (in thousands)	$86,447	$96,292	$115,032	$106,969	$104,767
Ratios to average net assets:[4] Net investment income	1.40%	1.12%	0.40%	1.31%	0.72%
Expenses excluding specific expenses listed below	1.60%	1.71%	1.68%	1.68%	1.67%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.60%	1.71%	1.68%	1.68%	1.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.60%	1.58%	1.58%	1.57%
Portfolio turnover rate	72%	84%	114%	85%	60%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2019	1.60%
Year Ended April 30, 2018	1.71%
Year Ended April 30, 2017	1.68%
Year Ended April 29, 2016	1.68%
Year Ended April 30, 2015	1.67%

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$23.52	$25.34	$27.40	$28.48	$26.33
Income (loss) from investment operations:
Net investment income[2]	0.46	0.40	0.29	0.51	0.36
Net realized and unrealized gain (loss)	3.40	(0.98)	1.00	1.08	3.56

Total from investment operations	3.86	(0.58)	1.29	1.59	3.92
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.57)	(0.34)	(0.68)	(0.63)	(0.55)
Distributions from net realized gain	(0.63)	(0.90)	(2.67)	(2.04)	(1.22)

Total dividends and/or distributions to shareholders	(1.20)	(1.24)	(3.35)	(2.67)	(1.77)
Net asset value, end of period	$26.18	$23.52	$25.34	$27.40	$28.48

Total Return, at Net Asset Value[3]	16.88%	(2.55)%	4.87%	6.22%	14.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148,398	$179,821	$242,553	$393,201	$412,271
Average net assets (in thousands)	$163,249	$236,047	$292,395	$390,618	$390,060
Ratios to average net assets:[4]
Net investment income	1.90%	1.62%	1.07%	1.84%	1.25%
Expenses excluding specific expenses listed below	1.10%	1.21%	1.18%	1.18%	1.18%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.10%	1.21%	1.18%	1.18%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%	1.10%	1.08%	1.08%	1.08%
Portfolio turnover rate	72%	84%	114%	85%	60%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2019	1.10%
Year Ended April 30, 2018	1.21%
Year Ended April 30, 2017	1.18%
Year Ended April 29, 2016	1.18%
Year Ended April 30, 2015	1.18%

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2019

1. Organization

Oppenheimer Real Estate Fund* (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc, (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Barings LLC (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those

*Effective after the close of business on May 24, 2019, the Fund was reorganized as Invesco Oppenheimer Real Estate Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust).

24      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees

25      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$14,014,647	$196,183	$184,364,299

1. At period end, the Fund elected to defer $2,073,752 of late year ordinary losses.

2. The Fund had $196,183 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

26      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Increase to Paid-in Capital	Decrease to Accumulated Net Earnings[5]
$2,586,198	$2,586,198

5. $2,586,198, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended April 30, 2019	Year Ended April 30, 2018
Distributions paid from:
Ordinary income	$11,721,347	$13,223,846
Long-term capital gain	34,936,950	40,895,567

Total	$46,658,297	$54,119,413

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$842,410,404

Gross unrealized appreciation	$185,419,596
Gross unrealized depreciation	(1,055,297)

Net unrealized appreciation	$184,364,299

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these

27      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

28      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

29      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Financials	$1,017,903,150	$—	$—	$1,017,903,150
Investment Company	8,871,553	—	—	8,871,553

Total Assets	$1,026,774,703	$—	$—	$1,026,774,703

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Invesco Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated

30      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the real estate industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

31      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	1,698,408	$41,748,492	1,878,858	$46,101,832
Dividends and/or distributions reinvested	717,148	17,323,798	859,866	21,174,558
Redeemed	(4,295,586)	(104,654,063)	(7,657,622)	(187,304,932)

Net decrease	(1,880,030)	$(45,581,773)	(4,918,898)	$(120,028,542)

Class B
Sold	—	$—	2,008	$49,174
Dividends and/or distributions reinvested	—	—	3,985	95,849
Redeemed[1]	(24,524)	(565,138)	(188,473)	(4,490,220)

Net decrease	(24,524)	$(565,138)	(182,480)	$(4,345,197)

Class C
Sold	378,086	$8,962,832	296,756	$7,048,296
Dividends and/or distributions reinvested	123,264	2,886,244	150,927	3,612,353
Redeemed	(892,692)	(21,132,994)	(1,385,546)	(32,951,204)

Net decrease	(391,342)	$(9,283,918)	(937,863)	$(22,290,555)

Class I
Sold	6,007,498	$148,165,427	4,989,641	$122,883,077
Dividends and/or distributions reinvested	594,313	14,511,764	488,571	12,135,063
Redeemed	(4,233,799)	(103,377,090)	(3,651,250)	(88,586,849)

Net increase	2,368,012	$59,300,101	1,826,962	$46,431,291

32      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

.	Year Ended April 30, 2019		Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class R
Sold	677,880	$16,605,178	687,086	$16,680,224
Dividends and/or distributions reinvested	155,102	3,725,863	171,317	4,197,645
Redeemed	(1,163,237)	(28,315,055)	(1,281,982)	(31,201,086)
Net decrease	(330,255)	$(7,984,014)	(423,579)	$(10,323,217)

Class Y
Sold	1,535,284	$38,071,340	3,041,475	$75,876,734
Dividends and/or distributions reinvested	309,375	7,565,450	461,792	11,500,564
Redeemed	(3,822,874)	(94,393,097)	(5,426,707)	(132,854,419)
Net decrease	(1,978,215)	$(48,756,307)	(1,923,440)	$(45,477,121)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$704,218,740	$780,936,629

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through May 16, 2018		Fee Schedule Effective May 17, 2018
Up to $1 billion	1.00%	Up to $500 million	0.90%
Next $1 billion	0.80	Next $500 million	0.87
Over $2 billion	0.75	Next $4 billion	0.79
		Over $5 billion	0.75

The Fund’s effective management fee for the reporting period was 0.89% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the

33      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	2,040
Accumulated Liability as of April 30, 2019	17,333

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees

34      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

35      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2019	$67,681	$—	$177	$2,799	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive 0.10% of its management fee as a percentage of average annual net assets through May 16, 2018. During the reporting period, the Manager waived fees and/or reimbursed the Fund $43,275.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,874 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Subsequent Event

Effective after the close of business on May 24, 2019, Invesco Ltd., an independent global investment management company, completed its acquisition of MassMutual asset management affiliate OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”). In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) approved that the Fund be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of the Fund to a newly formed fund (the “Acquiring Fund”), advised by an affiliate of Invesco Ltd., that has the same investment objectives and substantially similar principal investment strategies and risks as the Fund (the “Reorganization”). The Reorganization was accounted for as a tax-free reorganization for federal income tax purposes. Following the Reorganization, the accounting books and records of the Fund became the accounting books and records of the Acquiring Fund. On April 12, 2019, the Reorganization was approved by the shareholders of the Fund at a special meeting of shareholders.

The Reorganization was completed after the close of business on May 24, 2019 at which time shareholders of the Fund received shares of the Acquiring Fund in exchange for their

36      INVESCO OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Subsequent Event (Continued)

shares of the Fund. Also after the close of business on May 24, 2019, the Fund’s former Class I shares were reorganized as Class R6 shares and the Fund began offering Class R5 shares. Effective May 28, 2019, Invesco Advisers, Inc. has contractually agreed to waive advisory fees and/or reimburse expenses to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in the Fund’s statement of additional information) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.34%, 2.09%, 1.59%, 1.09%, 0.97% and 0.92%, respectively, of the Acquiring Fund’s average daily net assets. This waiver and/or expense reimbursement cannot be terminated until May 28, 2021 without approval of the Board.

The Acquiring Fund has entered into an investment advisory agreement with Invesco Advisers, Inc., a master administrative services agreement with Invesco Advisers, Inc., a transfer agency agreement with Invesco Investment Services, Inc., and a distribution agreement with Invesco Distributors, Inc. In addition, Invesco Advisers, Inc. has entered into a master sub-advisory agreement with each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited, Barings LLC and OppenheimerFunds, Inc.

37      INVESCO OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

AIM Counselor Series Trust (Invesco Counselor Series Trust):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Invesco Oppenheimer Real Estate Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust), (the “Fund”), formerly known as Oppenheimer Real Estate Fund, including the statement of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Invesco Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Invesco Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

June 25, 2019

38      INVESCO OPPENHEIMER REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $0.63463 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 13, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains). Certain ordinary income distributions made by the Fund during the fiscal year were reclassified to long term capital gains for tax purposes. See “Income Dividend Recharacterization” section below.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 1.76% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $609,067 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $113,263 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Income Dividend Recharacterization

The Fund recharacterized a portion of its December 2018 and March 2018 quarterly dividends during the fiscal year ended April 30, 2019 to long-term capital gain distributions for tax purposes only. This recharacterization is necessary due to the treatment of REITS for tax purposes. If you receive a Form 1099 from the Fund, this recharacterization will be reflected in the information reported to you on your Form 1099. If you do not receive a Form 1099, the information below will be necessary to appropriately characterize your distributions for tax purposes. See the following example for how to use the information below.

Example

Shareholder received $100 in dividends from the Fund in December. Shareholder’s holding is in Class Y. Shareholder should multiply the $100 by 59.5513% (from below). The result will be $59.55 of long-term capital gain and $40.45 of ordinary dividends. The shareholder utilizes

39      INVESCO OPPENHEIMER REAL ESTATE FUND

this new characterization for tax purposes.

Cusip	Class	12/13/18 Ex-Date	3/20/19 Ex-Date

68382F101	Class A	66.2719%	100.0000%

68382F309	Class C	100.0000%	100.0000%

68382F408	Class R	75.1297%	100.0000%

68382F507	Class Y	59.5513%	100.0000%

68382F606	Class I	55.3134%	100.0000%

If you have questions, please call Invesco Client Services at 1 (800) 457-0630.

40      INVESCO OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

41      INVESCO OPPENHEIMER REAL ESTATE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Invesco Oppenheimer Real Estate Fund	12/13/18	17.7%	51.8%	30.5%

Invesco Oppenheimer Real Estate Fund	3/20/19	0.0%	0.0%	100.0%

42      INVESCO OPPENHEIMER REAL ESTATE FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Real Estate Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Real Estate Fund into Invesco Oppenheimer Real Estate Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	23,201,231	412,223	781,925	0

43      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Information below is as of May 25, 2019.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			241	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered	241	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

44      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc.

45      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		(general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

46      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	241	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	241	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts; Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	225	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	241	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

47      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	241

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	241	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman [3] – 1959 Trustee	2019	Formerly, Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	225	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

48      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	241	Chairman of the Audit Committee, Blue Hills Bank; Chairman of the Business Advisory Council, Bentley University; Chairman of the Audit and Finance Committee and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	241	None
Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley.

Formerly, Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			225

Director of Greenwall Foundation; Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	241	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

49      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	241	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	241	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	241	None
Daniel S. Vandivort [3] – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, Board of Trustees (New York), Oppenheimer Funds	225	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network; and Trustee of certain Oppenheimer Funds	225	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);		ISO New England, Inc. (non-profit organization managing regional electricity market)

50      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Christopher L. Wilson (Continued)		Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

51      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco	N/A	N/A

52      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA,

			N/A	N/A

53      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset

			N/A	N/A

54      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

55      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

56      INVESCO OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	KPMG LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1225 17th Street,
	Atlanta, GA 30309	Suite 1000	Suite 800
		Houston, TX 77046-1173	Denver, CO 80202
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens &	Independent Trustees	Invesco Investment	State Street Bank and
Young, LLP	Goodwin Procter LLP	Services, Inc.	Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza,	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Suite 1000 Houston, TX 77046-1173	Boston, MA 02110-2801

57      INVESCO OPPENHEIMER REAL ESTATE FUND

INVESCO’S PRIVACY POLICY

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

58      INVESCO OPPENHEIMER REAL ESTATE FUND

INVESCO’S PRIVACY POLICY Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

59      INVESCO OPPENHEIMER REAL ESTATE FUND

INVESCO’S PRIVACY POLICY Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

60      INVESCO OPPENHEIMER REAL ESTATE FUND

INVESCO’S PRIVACY POLICY Continued

    ● Request that we amend, rectify, delete or update the personal data we hold about you;

    ● Where possible (e.g. in relation to marketing) amend or update your choices around processing;

    ● Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

61      INVESCO OPPENHEIMER REAL ESTATE FUND

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Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-REA-AR-1	06242019

Item 2. Code of Ethics.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR

Item 4. Principal Accountant Fees and Services.

The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations.

(a)	Audit Fees

The principal accountant for the audit of the fund’s annual financial statements billed $40,390 in fiscal 2019 and $39,400 in fiscal 2018.

(b)	Audit-Related Fees

The principal accountant for the audit of the fund’s annual financial statements billed $4,191 in fiscal 2019 and $3,500 in fiscal 2018.

The principal accountant for the audit of the fund’s annual financial statements billed $87,586 in fiscal 2019 and $476,361 in fiscal 2018 to the fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the fund.

Such services included: Internal control reviews, GIPS attestation procedures, custody audits and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the fund’s annual financial statements billed $2,334 in fiscal 2019 and no such fees in fiscal 2018.

The principal accountant for the audit of the fund’s annual financial statements billed $481,085 in fiscal 2019 and $669,599 in fiscal 2018 to the fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the fund.

Such services included: tax compliance, tax planning and tax advice. Tax compliance generally involved preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice included assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)     All Other Fees

The principal accountant for the audit of the fund’s annual financial statements billed no such fees in fiscal 2019 and no such fees in fiscal 2018.

The principal accountant for the audit of the fund’s annual financial statements billed no such fees in fiscal 2019 and no such fees in fiscal 2018 to the fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the fund.

Such fees would have included the cost to the principal accountant of attending audit committee meetings and consultations regarding the fund’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the fund’s audit committee pre-approved all audit, audit-related, tax and other services to be provided by the principal accountants of the fund.

The audit committee had delegated pre-approval authority to its committee chair for any subsequent new engagements that arose between regularly scheduled meeting dates provided that any such pre-approvals were presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the fund’s annual financial statements billed $575,196 in fiscal 2019 and $1,149,460 in fiscal 2018 to the fund and the fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the fund related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The fund’s audit committee had considered whether the provision of non-audit services that were rendered to the fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)

As of June 18, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 18, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

13(a) (1)	Code of Ethics

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	July 5, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	July 5, 2019